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                                 CERTIFICATE                         NO.
                                 ------------

                                       From whom transferred                     Received Certificate No.______

For ______________________ Shares      _______________________                   for___________________  Shares

Issued to __________________           Dated _________ 20_____                   on ________________________20__

_____________________________                                                    ________________________________
                               No.Original |  No.of Original | No.of Shares
Dated ___________20___         Certificate |  Shares         | Transferred       ________________________________
                                           |                 |
                               __________  | _____________   | ___________
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No. _____________             Organized Under The Laws Of        SHARES________
                                The State Of Florida

                              BIZCOM U.S.A., INC.
               200,000,000 SHARES COMMON STOCK, $0.0001 PAR VALUE

This Certifies that                SPECIMEN
                    ---------------------------------------------------------
is hereby issued ______________________________________ fully paid and non-accesable Shares of the Capital Stock of the above-named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officer and its Corporate Seal to be hereunto affixed this ___________ day of___________________A.D. 20____




SECRETARY _____________________            PRESIDENT___________________________

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For Value Received,_____________ hereby sell, assign and transfer unto_______
_____________________________________________________________________________
____________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________20___

         In presence of

__________________________________________